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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2006

                             China BAK Battery, Inc.
               (Exact Name of Registrant as Specified in Charter)



           Nevada                        000-49712               88-0442833
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
   of Incorporation)                                         Identification No.)

  BAK Industrial Park, No. 1 BAK Street                           518119
    Kuichong Town, Longgang District                              Zip Code)
   Shenzhen, Peoples Republic of China
(Address of Principal Executive Offices)

     Registrant's telephone number, including area code: (86-755) 8977-0093

                                 Not applicable.
          (Former Name or Former Address, if Changed Since Last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

         China BAK Battery, Inc. (the "Company") is filing Amendment No. 2 (the "June 30 Amendment") to its Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2005, originally filed on August 19, 2005 and previously amended on September 1, 2005 (the "Original June 30 Filing"). The Company is filing the June 30 Amendment to amend Items 1 and 2 of Part I of the Original June 30 Filing for the following reasons. As a result of comments received from the Securities and Exchange Commission (the "Commission") in connection with another filing with the Commission by the Company, the Company has amended its consolidated balance sheets as of June 30, 2005 and September 30, 2004, the consolidated statements of operations for the nine months ended June 30, 2005, the consolidated statements of changes in stockholders' equity for the nine months ended June 30, 2005 and 2004, and the consolidated statement of cash flows for the nine months ended June 30, 2005 and supplemented or modified certain notes to its consolidated financial statements as of such dates and for such periods to provide additional information to reflect retroactively that 1,152,458 shares of common stock of the Company were outstanding immediately prior to the exchange of shares of the Company's common stock for the outstanding shares of BAK International Co., Ltd. and the resulting recapitalization of the Company that occurred on January 20, 2005. The effect of the restatement is to decrease common stock outstanding as of the earliest date presented with a corresponding increase to additional paid in capital. The restatement also subsequently decreased retained earnings with corresponding increases in common stock outstanding and net income as a result of the recapitalization transaction. The restatement had no effect on total stockholders equity in the consolidated balance sheets as of June 30, 2005 and September 30, 2004 or the consolidated statements of changes in stockholders' equity for the nine months ended June 30, 2005 and 2004. As a result of further comments from the Commission in connection with such other filing made with the Commission by the Company, the Company also amended its consolidated statements of operations for the three months and nine months ended June 30, 2005 and 2004 to reclassify depreciation and amortization expense from a separate item in operating expenses to include it in cost of goods sold, selling expenses and general and administrative expenses. The effect of this restatement is to decrease gross profit in each of the periods for which the classification occurred. The restatement had no effect on operating income or net income in any of the periods presented.

         As a result of the changes made to the consolidated balance sheets as of June 30, 2005 and September 30, 2004, the consolidated statements of operations for the nine months ended June 30, 2005, the consolidated statements of changes in stockholders' equity for the nine months ended June 30, 2005 and 2004, the consolidated statement of cash flows for the nine months ended June 30, 2005 and the consolidated statements of operations for the three months and nine months ended June 30, 2005 and 2004 resulting from the comments received from the Commission, on January 30, 2006 the Company concluded that its consolidated balance sheets as of June 30, 2005 and September 30, 2004, the consolidated statements of operations for the nine months ended June 30, 2005, the consolidated statements of changes in stockholders' equity for the nine months ended June 30, 2005 and 2004, consolidated statement of cash flows for the nine months ended June 30, 2005 and the consolidated statements of operations for the three months and nine months ended June 30, 2005 and 2004 as previously presented in the Original June 30 Filing should no longer be relied upon.

         The Company is also filing Amendment No. 1 (the "March 31 Amendment") to its Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2005, originally filed on May 16, 2005 (the "Original March 31 Filing"). The Company is filing the March 31 Amendment to amend Items 1 and 2 of Part I of the Original March 31 Filing for the following reasons. As a result of comments received from the Commission in connection with another filing with the Commission by the Company, the Company has amended its consolidated balance sheet as of March 31, 2005, the consolidated statements of operations for the three months and six months ended March 31, 2005 and 2004, the consolidated statement of changes in stockholders' equity for the six months ended March 31, 2005, the consolidated statements of cash flows for the three months and six months ended March 31, 2005, and extended or modified certain notes to the consolidated financial statements as of such dates and for such periods to provide additional information to reflect retroactively that 1,152,458 shares of common stock of the Company were outstanding immediately prior to the exchange of shares of the Company's common stock for the outstanding shares of BAK International Co., Ltd. and the resulting recapitalization of the Company that occurred on January 20, 2005. This restatement had no effect on total stockholders equity in the consolidated balance sheet as of March 31, 2005 or the consolidated statement of changes in stockholders' equity for the six months ended March 31, 2005. As a result of further comments received from the Commission in connection with such other filing made with the Commission by the Company, the Company also amended its consolidated statements of operations for the three months and six months ended March 31, 2005 and 2004 to reclassify depreciation and amortization expense from a separate item in operating expenses into cost of goods sold, selling expenses and general and administrative expenses. The effect of this restatement is to decrease gross profit in each of the periods presented. This restatement had no effect on operating income or net income in any of the periods presented.

         As a result of the changes made to the consolidated balance sheet as of March 31, 2005, the consolidated statements of operations for the three months and six months ended March 31, 2005 and 2004, the consolidated statement of changes in stockholders' equity for the six months ended March 31, 2005, and the consolidated statements of cash flows for the three months and six months ended March 31, 2005 resulting from the comments received from the Commission, on January 30, 2006 the Company concluded that the consolidated balance sheet as of March 31, 2005, the consolidated statements of operations for the three months and six months ended March 31, 2005 and 2004, the consolidated statement of changes in stockholders' equity for the six months ended March 31, 2005, and the consolidated statements of cash flows for the three months and six months ended March 31, 2005 as previously presented in the Original March 31 Filing should no longer be relied upon.

         The Company is also filing Amendment No. 2 (the "8-K Amendment") to its Current Report on Form 8-K/A, originally filed on January 21, 2005 and amended on April 7, 2005 (the "Original 8-K Filing"). The Company is filing the 8-K Amendment to amend Item 9.01 of the Original 8-K Filing for the following reasons. As a result of comments received from the Commission in connection with another filing made with the Commission by the Company, the Company has amended its consolidated statements of operations for the years ended September 30, 2004 and 2003 and for the three months ended December 31, 2004 and 2003 to reclassify depreciation and amortization expense from a separate item in operating expenses into cost of goods sold, selling expenses and general and administrative expenses. The effect of this restatement is to decrease gross profit. This restatement had no effect on operating income or net income.

         As a result of the changes made to the consolidated statements of operations for the years ended September 30, 2004 and 2003 and for the three months ended December 31, 2004 and 2003 resulting from the comments received from the Commission, on January 30, 2006 the Company concluded that the consolidated statements of operations for the years ended September 30, 2004 and 2003 as previously presented in the Original 8-K Filing should no longer be relied upon.

         The Company is implementing certain changes as a result of the restatements including:

         (1) Engaging outside consultants with technical accounting expertise, as needed, to ensure that accounting personnel with adequate experience, skills and knowledge are directly involved in the review and accounting for our complex, non-recurring transactions and those items for which we have restated our financial statements as described above;

         (2) Additional training of our accounting staff;

         (3) Involving both internal accounting personnel and outside consultants with technical accounting expertise, as needed, early in the evaluation of the application of generally accepted accounting principles in complex, non-recurring transactions;

         (4) Documenting to standards established by senior accounting personnel and the principal accounting officer the review, analysis and related conclusions with respect to complex, non-recurring transactions and those items for which we have restated our financial statements as described above; and


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         (5) Requiring senior accounting  personnel and the outside  consultants
with   technical   accounting   expertise  to  review   complex,   non-recurring
transactions  to  evaluate  and  approve  the  accounting   treatment  for  such
transactions and those items for which we have restated our financial statements as described above.

         The Company began to execute the remediation  plans identified above in
the  fourth  quarter  of  calendar  year  2005.  The  Company   engaged  outside
consultants with technical accounting expertise commencing in October, 2005.

         The Company's authorized officer has discussed with the Company's independent accountant the matters disclosed in this filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      CHINA BAK BATTERY, INC.


         Date:  February 2, 2006                      By: /s/ Yongbin Han
                                                         -----------------------
                                                         Yongbin Han
                                                         Chief Financial Officer